                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 28, 2001

                             FRUIT OF THE LOOM, INC.


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                   1-8941                    36-3361804
----------------------------       -----------               ------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


                       200 WEST MADISON STREET, SUITE 2700
                             CHICAGO, ILLINOIS 60606
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (312) 899-1320
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )

ITEM 3. PLAN OF REORGANIZATION.

On December 28, 2001, the Company filed with the Bankruptcy Court a Disclosure Statement pursuant to Section 1125 of the United States Bankruptcy Code with respect to the First Amended Joint Plan of Reorganization of Fruit of the Loom (the "Amended Plan"), attached hereto as Exhibit 99.1. Included as Exhibit A to the Disclosure Statement is the Amended Plan filed with the Bankruptcy Court. The information contained in the Disclosure Statement is incorporated herein by reference. See EXECUTIVE SUMMARY on page ii and OVERVIEW OF REORGANIZATION PLAN on page iv of the Disclosure Statement for a more detailed description of the Disclosure Statement and the Amended Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Disclosure Statement, dated December 28, 2001.

The Company issued a news release on January 4, 2002, related to these events, a copy of which is filed as Exhibit 99.2 to this Form 8-K, and which is incorporated by reference herein.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Disclosure Statement, dated December 28, 2001

99.2 News release, dated January 4, 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRUIT OF THE LOOM, INC.





Dated: January 8, 2002                   By: /s/ G. WILLIAM NEWTON

                                             G. William Newton
                                             Vice President-Finance, Acting
                                             Chief Financial Officer